Exhibit 10.5

THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.

THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A “U.S. PERSON” (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

SHARE ISSUANCE AGREEMENT

THIS SHARE ISSUANCE AGREEMENT (this “Agreement”), dated as of August 18, 2020 (the “Execution Date”), is entered into by and among American Education Center, Inc., a Nevada corporation (the “Company”), and each of the individuals and entities listed in Exhibit A (each a “Subscriber” and collectively, the “Subscribers”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder, the Company desires to issue and sell to each of the Subscribers, and the Subscriber, severally and not jointly with other purchasers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

WHEREAS, the Subscribers together, hold in the aggregate, 100% of the equity interests of Shenzhen Chongwei Technology Co., Ltd., a company incorporated pursuant to the laws of the PRC (the “PRC OpCo”). The Company, the Subscribers as shareholders of PRC OpCo, and the PRC Op Co, desire to enter into a series of contractual arrangements, including an Equity Pledge Agreement, an Exclusive Business Cooperation Agreement, an Exclusive Option Agreement, and Irrevocable Powers of Attorney (collectively, the “VIE Agreements”) no later than September 30, 2020;

WHEREAS, as consideration for the Subscribers to enter into the VIE Agreements, the Company desires to issue to the Subscribers as a group up to an aggregate of 2,640,690 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (collectively, the “Shares”), representing in the aggregate, up to 4.47% of the Company’s issued and outstanding Common Stock, as of the date of this Agreement, in such amount set forth next to each Subscriber’s name on Exhibit A, based on the terms and conditions set forth herein; and

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WHEREAS, the offer and issuance of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Subscribers agree as follows:

1.	ISSUANCE OF SHARES OF COMMON STOCK

1.1       Consideration. Subject to the terms and conditions set forth herein, the Subscribers agree to cause the PRC OpCo to enter into the VIE Agreements contemporaneously with the date of this Agreement in exchange for the Shares to be issued to each Subscriber pursuant to the terms hereof.

1.2       Issuance of Common Stock. Subject to the terms and conditions set forth herein, the Company agrees to issue to each of the Subscribers that number of Shares set forth next to each Subscriber’s name on Exhibit A, subject to forfeiture pursuant to Section 1.4 of this Agreement.

1.3       Closing. The closing of the transactions contemplated hereby shall take place as agreed by the Company and each Subscriber (the “Closing” and such date and time the “Closing Date”) within [7] business days following the execution of the VIE Agreements by and among the Company, the Subscribers as shareholders of PRC OpCo, and the PRC Op Co. At the Closing, the Company shall deliver to the Subscribers such certificates in the names of the Subscribers (“Certificates”), representing such number of Shares as set forth next to each Subscriber’s name on Exhibit A. The Certificates shall be released to the Subscribers pursuant to the terms and conditions of the Escrow Agreement (as defined below). The Company is not obligated to complete transactions underlying the Closing if the VIE Agreements are not duly executed by the Company, the Subscribers as shareholders of PRC OpCo, and the PRC Op Co.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscribers that:

2.1       Organization. The Company is duly incorporated in [Nevada] and is validly existing in good standing under the laws of [Nevada]. The Company is not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

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2.2       Authority. The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described herein; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares has been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3       Valid Issuance. The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

2.4       No Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.5       No Material Violation. The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.6       No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or his properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

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2.7       Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

3.	REPRESENTATIONS AND WARRANTIES OF EACH OF THE SUBSCRIBERS

Each Subscriber hereby represents and warrants to the Company as follows:

3.1       Organization. Such Subscriber is either an individual or an entity, corporate, partnership, limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its formation, with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his, her or its obligations hereunder and thereunder.

3.2       Authority. Such Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to him, her or it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms hereof.

3.3       Purchase Entirely for Own Account. This Agreement is made with such Subscriber in reliance upon such Subscriber’s representation to the Company, which by such Subscriber’s execution of this Agreement, such Subscriber hereby confirms. The Shares to be acquired by such Subscriber will be acquired for investment for such Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Subscriber further represents that such Subscriber does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, trust or other entity (“Person”) to sell, transfer or grant participations to any Person, with respect to any of the such Subscriber’s Shares.

3.4       Experience of Subscriber. Such Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

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3.5       Ability to Bear Risk. Such Subscriber understands and agrees that the purchase of the Shares is a high risk investment and that such Subscriber is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Such Subscriber must bear the substantial economic risks of the investment in the Shares indefinitely because the Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) is available.

3.6       Disclosure of Information. Such Subscriber has been given access to full and complete information regarding the Company and has utilized such access to such Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as such Subscriber has reasonably requested. In particular, such Subscriber: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as such Subscriber has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. Such Subscriber is satisfied that he, she or it has received adequate information with respect to all matters which he, she or it considers material to its decision to make this investment.

3.7       Restricted Securities. Such Subscriber understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Subscriber’s representations as expressed herein. Such Subscriber understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Subscriber must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, such Subscriber acknowledges that the Company has no obligation to register or qualify the Shares. Such Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period of the Shares, or requirements relating to the Company that are outside of such Subscriber’s control, and which the Company is under no obligation, and may not be able, to satisfy.

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3.8       No Public Market. Such Subscriber understands that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for the Common Stock.

3.9       Exculpation Among Subscribers. Such Subscriber acknowledges that he, she or it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Subscriber agrees that he, she or it is not liable to any other purchasers participating in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

3.10      Residence. Such Subscriber is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Subscriber’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.11      Trading Restrictions. Such Subscriber has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, hereby confirms that no representation has been made to him, her or it by or on behalf of the Company with respect thereto, hereby acknowledges the risks relating to an investment therein and of the fact that he, she or it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that such Subscriber (or others for whom he, she or it is contracting hereunder) is solely responsible to find out what these restrictions are and that such Subscriber is solely responsible (and not the Company) for compliance with applicable resale restrictions and that such Subscriber is aware that he, she or it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, and he, she or it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted.

3.12      Reporting Company Status. Such Subscriber is aware that the Company is not a “reporting company” (as such term is used in the Securities Exchange Act of 1934, as amended) in the U.S.

3.13       Additional Financings. The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including such Subscriber.

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3.14       Holding Periods. Such Subscriber is solely responsible (and not the Company) for compliance with all applicable hold periods and resale restrictions to which the Shares are subject.

3.15       Confidential Information. The Subscriber agrees that such Subscriber and his, her or its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Subscriber may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Subscriber pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Subscriber or his, her or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that a Subscriber may disclose such information (i) to his, her or its attorneys, accountants and other professionals in connection with their representation of such Subscriber in connection with such Subscriber’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, or (iii) to any general partner or affiliate of such Subscriber, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.15.

3.16       Regulation S Exemption. Such Subscriber acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. Such Subscriber understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of such Subscriber to acquire the Shares. In this regard, such Subscriber represents, warrants and agrees that:

(a)       The Subscriber is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

(A)	any natural person resident in the United States of America;

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(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(C)	any estate of which any executor or administrator is a U.S. Person;

(D)	any trust of which any trustee is a U.S. Person;

(E)	any agency or branch of a foreign entity located in the United States of America;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)	any partnership, company, corporation or other entity if:

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(b)       At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(c)       The Subscriber realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(d)       The Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

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(e)       The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(f)       The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(g)       Neither the Subscriber nor or any person acting on his, her or its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Subscriber and any person acting on his, her or its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(h)       The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(i)       Neither the Subscriber nor any person acting on his, her or its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Subscriber agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(j)       The Subscriber has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit B.

3.17       No Advertisements or Direct Selling Effort. Such Subscriber is not receiving the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Subscriber has not acquired the Shares as a result of, and will not engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that such Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

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3.18       Legend. Such Subscriber acknowledges and agrees that the Shares shall bear a restricted legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, disclosing the prohibition on the offer, sale, pledge or transfer of the Shares, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

3.19       Economic Considerations. Such Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. Such Subscriber has relied solely on his, her or its own advisors.

3.20       Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Such Subscriber will not offer to sell or sell the Shares in any jurisdiction unless such Subscriber obtains all required consents, if any.

3.21       General. Such Subscriber understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of such Subscriber to acquire the Shares.

4.	LEGENDS, ETC.

4.1       Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

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“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.2       Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

5.	TRANSFER RESTRICTIONS.

5.1       Restrictions on Transfer. No Subscriber shall transfer any of his, her or its Shares until the Certificates representing such Shares have been released to such Subscriber. Notwithstanding the foregoing or anything else to the contrary in this Agreement, except for any Permitted Transfer (as defined below), (i) a Subscriber shall not transfer, assign, encumber or otherwise dispose of any Shares, and (ii) a Subscriber shall not transfer, assign, encumber or otherwise dispose of any of the Shares in contravention of the Market Stand-Off or the transfer restrictions set forth in this Section 5 below.

5.2       Transferee Obligations. Each Person (other than the Company) to whom the Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such Person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Market Stand-Off and (ii) the transfer restrictions set forth in this Section 5, to the same extent such Shares would be so subject if retained by the transferring Subscriber.

6.	MISCELLANEOUS

6.1       Definitions.

(a)       “Initial Public Offering” shall mean a self-underwritten offering, or an underwritten public offering, either firm commitment or best efforts, pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Company’s Common Stock.

(b)       “Permitted Transfer” shall mean with respect to a Subscriber (i) a transfer of the Shares to one or more of such Subscriber’s family members (as defined in Rule 701 promulgated by the SEC under the Securities Act) through a gift or domestic relations order, or as otherwise permitted by Rule 701 promulgated by the SEC under the Securities Act, (ii) a transfer of title to the Shares effected pursuant to such Subscriber’s will or the laws of descent and distribution following such Subscriber’s death, or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by such Subscriber in connection with the acquisition of the Shares.

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6.2       Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.3       Representations and Warranties. The representations and warranties of the Company and each Subscriber shall survive the Closing and delivery of the Shares.

6.4       Indemnification. Each Subscriber agrees to indemnify and hold harmless the Company and each of its directors, officers or agents from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of such Subscriber, whether contained in this Agreement or otherwise.

6.5       Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

6.6       Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Company or the Subscribers without the prior written consent of each other party.

6.7       Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.8       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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6.9       Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6.10       Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine):

(a)       if to a Subscriber, at the address included on the signature page for such Subscriber.

(b)       if to the Company:

American Education Center, Inc

2 Wall Street Fl 8,

New York, NY 10005

Attn: Max Chen

6.11       Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

6.12       Entire Agreement. This Agreement (including the Exhibit hereto) and the Escrow Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes and cancels any other written or oral agreement relating to the subject matter hereof between the parties.

6.13       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

13

6.14       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscribers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15       Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

6.16       Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

6.17       Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

6.18       Successors And Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Subscribers, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Subscribers may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Common Stock in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other purchasers participated in this Offering, after notice duly given by such Subscribers to the Company provided, that no such assignment or obligation shall affect the obligations of such Subscribers hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Subscribers. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.19       Signature Page. It is hereby agreed that the execution by the Subscribers of this Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.

[Signature Pages Follow]

14

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Company:
By:	/s/ Max P. Chen
Name: Max Pu Chen
Title: President & CEO
Subscriber:
/s/ Weide Li
Name: Weide Li
Title: General Manager
Address:

15

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

By:	/s/ Max P. Chen
Name: Max Pu Chen
Title: President & CEO
Subscriber:
/s/ Bin Liu
Name: Bin Liu
Title: Vice General Manager
Address:

16

Exhibit A

Name	ID #	Shares
LI, Weide		2,376,621
LIU, Bin		264,069

17

Exhibit B

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

CONFIDENTIAL

American Education Center, Inc., a Nevada corporation (the “Company”), will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via mail or facsimile, to:

Max Chen

2 Wall Street Fl 8,

New York, NY 10005,USA

Name:	Weide Li

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country.

Country:	China

Duration:	17 years

Address:

Email Address:

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

(Signature) /s/ Weide Li

Title or capacity of signing party if the Subscriber is partnership, corporation, trust or other non-individual entity
Date:	8/18/2020

18

I. INDIVIDUAL INVESTORS

(Investors other than individuals should turn to Part II)

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Disclosure of Foreign Citizenship.

1.	__True____ ________ True False	You are a citizen of a country other than the United States.

2.	__China_______________	If the answer to the preceding question is true, specify the country of which you are a citizen.

Verification of Status as a Non-”U.S. Person” under Regulation S.

3.	_False_____ ________ True False	You are a natural person resident in the United States.

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

19

II. NON-INDIVIDUAL INVESTORS

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

·	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED.

INITIAL EACH BOX TRUE OR FALSE

Disclosure of Foreign Ownership.

1.	_____ _________ True False	You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a “Foreign Entity”).

2.	_____ _________ True False	You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a “Foreign Corporation”)

3.	_____ _________ True False	You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a “Foreign Partnership”)

4.	_____ _________ True False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above.

Verification of Status as a Non-”U.S. Person” under Regulation S.

1.	_____ _________ True False	You are a partnership or corporation organized or incorporated under the laws of the United States.

20

2.	_____ _________ True False	You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

3.	_____ _________ True False	You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

4.	_____ _________ True False	You are an agency or branch of a foreign entity located in the United States.

5.	_____ _________ True False	You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

6.	_____ _________ True False	You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

7.	_____ _________ True False	You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

21

8.	_____ _________ True False	You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

9.	_____ _________ True False	You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

10.	_____ _________ True False	You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

22

III. SIGNATURE

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

FOR INDIVIDUALS:

Weide Li
(Signature)

Date:	8/18/2020

FOR ENTITIES:

Name of Entity

(Signature)

Name of Signing Party

Title of Signing Party

Date:

23

Exhibit B

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

CONFIDENTIAL

American Education Center, Inc., a Nevada corporation (the “Company”), will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via mail or facsimile, to:

Max Chen

2 Wall Street Fl 8,

New York, NY 10005,USA

Name:	Bin Liu

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country.

Country:	China

Duration:	11 years

Address:

Email Address:

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

(Signature) /s/ Bin Liu

Title or capacity of signing party if the Subscriber is partnership, corporation, trust or other non-individual entity

Date:	08/18/2020

24

I. INDIVIDUAL INVESTORS

(Investors other than individuals should turn to Part II)

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Disclosure of Foreign Citizenship.

1.	_True_____ ________ True False	You are a citizen of a country other than the United States.

2.	_China________________	If the answer to the preceding question is true, specify the country of which you are a citizen.

Verification of Status as a Non-”U.S. Person” under Regulation S.

3.	False______ ________ True False	You are a natural person resident in the United States.

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

25

II. NON-INDIVIDUAL INVESTORS

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

·	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED.

INITIAL EACH BOX TRUE OR FALSE

Disclosure of Foreign Ownership.

1.	_____ _________ True False	You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a “Foreign Entity”).

2.	_____ _________ True False	You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a “Foreign Corporation”)

3.	_____ _________ True False	You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a “Foreign Partnership”)

4.	_____ _________ True False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above.

Verification of Status as a Non-”U.S. Person” under Regulation S.

1.	_____ _________ True False	You are a partnership or corporation organized or incorporated under the laws of the United States.

26

2.	_____ _________ True False	You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

3.	_____ _________ True False	You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

4.	_____ _________ True False	You are an agency or branch of a foreign entity located in the United States.

5.	_____ _________ True False	You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

6.	_____ _________ True False	You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

7.	_____ _________ True False	You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

27

8.	_____ _________ True False	You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

9.	_____ _________ True False	You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

10.	_____ _________ True False	You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

28

III. SIGNATURE

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

FOR INDIVIDUALS:

/s/ Bin Liu
(Signature)

Date:	8/18/2020

FOR ENTITIES:

Name of Entity

(Signature)

Name of Signing Party

Title of Signing Party

Date:

29